                               CUSTODY AGREEMENT


This Agreement made this 30th day of October, 1998 between VANGUARD VARIABLE
                         ----        -------               -----------------
INSURANCE FUND DIVERSIFIED VALUE (herein after called "Owner") and FIRST UNION
--------------------------------                                   -----------
NATIONAL BANK (hereinafter called "Agent").
-------------

                                  WITNESSETH


          1.  Appointment of Agent. Owner hereby appoints Agent as its agent and
              --------------------
custodian, and Agent hereby accepts such appointment and agrees to act as agent and custodian, on the terms hereinafter specified.

          2.  Custody of Assets. Agent shall act as custodian of all cash,
              -----------------
securities, evidences of indebtedness and other property, including all income thereon and proceeds from the sale of maturity thereof (collectively, the "Assets"), from time to time delivered to or received by it for Owner. The Assets shall be held in the appropriate account or accounts as may be established from time to time upon Owner's written request and shall be segregated at all times (except for cash and Assets held in book-entry form) from the securities and property of any other person or entity.

          3.  Assets Held in Securities Depository or Book-Entry System. As used
              ---------------------------------------------------------
herein, the term "Assets" shall also include all securities held on behalf of Owner in The Depository Trust Company ("DTC") and registered in the account of Agent or Agent's subagent or subcustodian with DTC or Cede & Co., as its nominee, and all securities held on behalf of Owner in The Participant Trust Company ("PTC") and registered in the account of Agent or Agent's subagent or subcustodian in such book-entry system, and all securities held on behalf of Owner, in the Federal Reserve/Treasury book-entry system and registered in the account of Agent or Agent's subagent or subcustodian in such book-entry system, provided that, in either case, Agent shall provide Owner with the name of any
--------
such subagent or subcustodian promptly following any appointment thereof hereunder and shall at all times be fully responsible for all actions or omissions of any such subagent or subcustodian to the same extent as if such actions or omissions where those of Agent.

          4.  Registration of Assets. All Assets which are in registered form
              ----------------------
shall, unless Agent is otherwise Instructed (as hereafter defined) in writing, be registered in accordance with paragraph 3 above or in the name of Agent or Agent's subagent or subcustodian or nominees thereof, provided that Agent shall
                                                      --------
provide Owner with the name of any such subagent or subcustodian or nominee promptly following any appointment thereof hereunder and shall at all times be fully responsible for all actions or omissions of any such subagent or subcustodian or nominee to the same extent as if such actions or omissions were those of Agent. For purposes of this Agreement, the term "Nominees" shall refer to Agent and such other entities or persons in whose name(s) Assets may be registered in accordance herewith.

          5.  Reports. Agent shall forward or cause to be forwarded to Owner any
              -------
financial reports, proxy statements, tender offers or other materials received by it with respect to Assets registered in the name of the Nominees. Agent shall promptly forward or cause to be forwarded to Owner all proxies with respect to such Assets executed in blank by the appropriate Nominees together with all pertinent information and documents received by Agent in connection with such proxies.

          6.  Income of Assets. (a) Agent shall take all steps necessary to
              ----------------
collect the dividends, interest and other income on the Assets and shall credit said income on payable date to the appropriate account designated by Owner from time to time in Clearinghouse or Available Funds as determined by the Assets. All income credited to Owner's account shall be promptly reinvested or distributed to Owner in accordance with Owner's Instructions given from time to time.

              (b) Unless otherwise Instructed in writing, Agent shall retain in the appropriate account of Owner any stock dividends, subscription rights and other non-cash distributions on the Assets, or the proceeds from the sale of any distributions. Agent shall notify Owner upon the receipt of any such non-cash item.

              (c) Agent or its Nominee is hereby authorized to sign any declarations, endorsements, affidavits, certificates of ownership or other documents which may be required with respect to all coupons, registered interest, dividends or other income on the Assets.

          7.  Purchases and Sales of Assets. (a) Agent shall promptly effect
              -----------------------------
purchases and sales of the Assets in accordance with Owner's Instructions from time to time and shall take all steps necessary to collect the proceeds of any Assets which are sold, redeemed or which have matured and shall promptly deposit or withdraw said proceeds in Clearinghouse or Available Funds as determined by the Assets in the appropriate account designated by Fund from time to time, provided that agent shall not be responsible for the collection of Assets called
--------
for redemption or otherwise payable (other than by reason of sale or other disposition by Agent) unless notice thereof is published in a national financial reporting services Agent subscribes, including but not limited to, Financial Information Services, JJ Kenney, or Wall Street Journal or notice is otherwise received by Agent. Agent shall not be under any duty to advise or recommend any sales or purchases of Assets for Owner's account.

              (b) Agent shall effect the Corporate Actions in accordance with the Owner's Instructions and shall take all steps necessary to collect the proceeds in Cash and/or assets resulting from any Corporate Action as long as notice of such Corporate Action is published in the national reporting services described above.

              (c) Agent shall not be under any duty to advise or recommend any sales, or purchases of assets or response to Corporate Actions notifications for Owner's account.

          8.  Limitation of Liability: Responsibilities. (a) Agent shall not be
              -----------------------------------------
liable for any loss or damage suffered by Owner as the result of any act or omission of any broker or other agent engaged by Owner in effecting purchases, sales or exchanges of Assets except to the extent of any liability caused by (i) the negligence, of Agent or its subagent or subcustodian, or (ii) the failure of Agent or its subagent or subcustodian to perform any acts required in this Agreement. Agent shall not be liable for loss or damage caused either directly or indirectly by invasion by a foreign power, insurrection, riot, war, nuclear disaster, order of civil authority, unrelated to any act or omission by agent, or subagent or subcustodian, or any causes beyond its control which cannot be covered by Agent's insurance.

              (b) Agent shall not be responsible to file any tax returns or pay any taxes due in connection with the Assets held hereunder and the income therefrom.

              (c) Agent shall be under no obligation to advise the Owner of due or tender dates for those Assets which have tender options attached to, stamped on, or incorporated in the Asset itself.

          9.  Statements. Agent shall deliver to Owner no less frequently than
              ----------
monthly, a statement of all accounts maintained hereunder showing all receipts, disbursements and other transactions affecting the Assets during the preceding month and a statement of the cost and market value of each of the Assets at the end of the preceding month. The scope, content and frequency of the statements required hereunder may be changed from time to time upon the mutual written agreement of the parties hereto.

          10. Other Acquisitions. Owner authorizes Agent to act, and Agent
              ------------------
agrees that it shall act for Owner from time to time, in the acceptance of the delivery from a fiduciary or a donor to the Owner of securities, cash or other property. Upon delivery to it of securities, cash or other property to be credited to Owner's account, whether as the result of a purchase or distribution of a bequest or gift, Agent shall promptly notify Owner and issue to it a receipt setting forth an accurate description of each item received, together with the face value thereof in the case of an evidence of indebtedness and the number of shares in the case of stock.

          11. Withdrawal of Assets. (a) Any securities and evidence of
              --------------------
indebtedness included in the Assets may be withdrawn from Agent in accordance with Owner's Instructions; provided; however that except as provided below, such Instructions shall direct that the delivery of any such securities and evidences of indebtedness by Agent shall be made only to (i) a bank or trust company or its nominee, (ii) a broker or its nominee, (iii) the DTC or its nominee, (iv) the PTC, or its nominee, (v) The Federal Reserve, or (vi) in the case of commercial paper, to the obligor upon payment. In the event the Instructions direct the delivery of Assets to any person on entity other than as set forth above, such Instructions shall be in writing by the Owner or otherwise be authorized pursuant to a resolution duly adopted by the Owner and provided to agent in accordance with paragraph 14(c) below.

              (b) Upon receipt of such Instructions and subject to the terms and conditions thereof, Agent shall deliver the items specified therein to the person or entity designated and shall obtain a proper receipt therefor.

              (c) In connection with the sale of any Assets, Agent shall make delivery of such Assets only against payment therefor in federal funds or by certified or bank cashier's check, provided that, consistent with customary
                                   --------
practice at the place of delivery, Agent may (i) make delivery for inspection prior to sale at buyer's location, upon delivery to Agent of a proper receipt therefor, to a member of a registered national securities exchange or bank or trust company, and (ii) may accept as payment for such delivered assets an uncertified check of such an entity. In no event shall Agent be liable hereunder for not delivering Assets in accordance with Owner's Instructions where such delivery is withheld by reason of the purchaser's inability or unwillingness to make a payment therefor in federal funds or by certified or bank cashier's check or as otherwise provided in this paragraph 11(c).

              (d) Any cash included in the Assets may be withdrawn from Agent in accordance with the Owner's Instructions, provided, however, that subject to a transfer or other disposition of securities by bookkeeping entry in connection with Agent's participation (through its agent) in DTC, PTC, or the Federal Reserve/Treasury book-entry system, Agent shall make payments of cash to, or from the account of, Owner only (I) upon the purchase of securities or other Assets and delivery of such securities or other Assets to Agent in proper form for transfer; (ii) to Owner's account with First Union National Bank or with such other bank as Owner may designate by written Instructions from time to time; (iii) for the payment of Agent's expenses and fees authorized with this Agreement; and (iv) for payments in connection with the conversion, exchange or surrender of securities included in the Assets. In making any cash payments, Agent shall receive written Instructions authorized by the Owner.

              (e) Agent shall promptly notify the Owner of all withdrawals from or deliveries to Bank for Owner's account hereunder.

          12. Advancement of Funds. If at any time the Owner has a negative
              --------------------
cash balance, Agent shall be deemed to have made an advance to Owner in the amount of such negative cash balance. To secure any such advance, the Owner hereby grants to Agent a continuing lien upon and security interest in all Investments (as hereinafter defined) which are (a) held in, evidenced by or identified with the Account, or (b) otherwise held by Agent in custody for the Owner or held by Agent or any third party in the name of Agent on behalf of the Owner. As used in the preceding sentence the term "Investments" means instruments and securities (whether in certificated, book entry or uncertificated form), deposit accounts, other investments, however classified under applicable law, and all proceeds of all of the foregoing. Said lien and security interest is in addition to any right of setoff which Agent may have.

          13. Indemnity. With respect to any Assets received by Agent and
              ---------
registered in the name of Agent or Agent's subagent or subcustodian or nominee or held on behalf of Owner in DTC, PTC, or the Federal Reserve/Treasury book-entry system, Agent shall be fully responsible and liable for and shall indemnify and hold Owner harmless against any loss, damage or expense (including attorney's fees and amounts paid with Agent's consent in settlement of any claim or action) which Owner may sustain resulting from (i) any act of Agent, its subagent or subcustodian or nominee, or any employee or other agent of any of them which has not been authorized hereunder, or (ii) any failure by Agent, or its subagent or subcustodian or nominee to perform any of its obligations under this Agreement. Except with respect to the extent same may result, directly or indirectly from any negligent act or omission or willful misconduct of Agent, its subagent or subcustodian or nominee, or any employee or other agent of any of them or any failure of Agent or its subagent or subcustodian or nominee, to perform any of Agent's obligations under this Agreement, Owner shall indemnify and hold Agent or any subagent, subcustodian or nominee harmless against any liability, loss, damage or expense (including attorney's fees and amounts paid, with Owner's consent, in settlement of any claim or action) with Agent or any subagent, subcustodian or nominee may sustain resulting from its performance in accordance with this Agreement.

          14.  Instructions, Notices and Authorized Persons.
               --------------------------------------------

               (a) As used in this Agreement, the term "Instructions" or "Instructed" means a request or order given or delivered to Agent by the Owner. Unless specifically required herein to be in writing, Instructions shall be promptly confirmed in writing. Failure to provide a written confirmation of oral Instructions shall not invalidate any such Instructions.

               (b) Any notices, confirmations and receipts required hereunder to be delivered by Agent to Owner, unless otherwise specifically provided, shall be delivered by Agent to the Owner. The Owner shall certify to Agent, as required, the names of the persons who, from time to time, shall have been duly appointed to act as Owner.

               (c) Owner will from time to time file with Agent a certified copy of a corporate resolution or similar document as appropriate authorizing person or persons to give proper instructions and specifying the class of instructions that may be given by each person to Agent under this Agreement.

               (d) Agent may rely and shall be protected in acting upon any oral or written (including telegraph and other mechanical) instructions, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper or document reasonably believed by it to be genuine and to have been signed forwarded or presented by Owner or designee.

          15.  Audit of Account. Owner, or its designated representative, shall
               ----------------
have at all reasonable times free access to the books and records of Agent relating to the accounts created by or pursuant to its Agreement for the purpose of audit, or otherwise, and to the Assets held by Agent hereunder and its records relating to Agent's or its subagents' or subcustodians' accounts with DTC, PTC and the Federal Reserve/Treasury book-entry system or otherwise on behalf of Owner for the purpose of examination.

          16.  Fees And Expenses. Agent shall notify owner of any changes and
               -----------------
out-of-pocket expenses in connection with the performance of its duties hereunder and Owner shall pay Agent all prior charges and expenses of Agent and its Nominee. Agent's compensation for its services hereunder shall be charged at the rate agreed upon in Addendum A. There may not be any change to this Addendum unless mutually agreed upon in writing by the Owner and the custodian.

          17.  Amendments or Termination. This Agreement contains the entire
               -------------------------
understanding between the Owner and the Agent concerning the subject mater of this Agreement, supersedes all other Custody Agreements of dates previous and may be amended only in writing signed by both parties. No term or provision of this Agreement may be modified or waived unless in writing and signed by the party against whom such waiver or modification is sought to enforce. Either parties' failure to insist at any time upon strict compliance with this Agreement or with any of the terms hereunder, or any continued course of such conduct on the part of either party shall in no event constitute or be considered a waiver by either party of any of its rights hereunder. This Agreement may be terminated at any time provided such effective time shall be not less than 60 days and not more than 90 days from the date of written notice of termination.

          18.  Governing Law. This Agreement shall be governed by, and construed
               -------------
in accordance with, the laws of the Commonwealth of Pennsylvania.


Accepted:

Attest:                            Vanguard Variable Insurance Fund Diversified
                                   Value

By:                                By: /s/ Karen E. West
   --------------------------         --------------------------

                                   Date   11/11/98
                                        ------------------------


                                   First Union National Bank

By: [SIGNATURE APPEARS HERE]       By: /s/ Paul T. Cahill
   --------------------------         --------------------------

                                   Date:  10/30/98
                                        ------------------------

                               CUSTODY AGREEMENT


This Agreement made this 30th day of October, 1998 between VANGUARD VARIABLE
                         ----                              -----------------
INSURANCE FUND MID-CAP INDEX (herein after called "Owner") and FIRST UNION
----------------------------                                   -----------
NATIONAL BANK (hereinafter called "Agent").
-------------

                                  WITNESSETH

          1.  Appointment of Agent. Owner hereby appoints Agent as its agent and
              --------------------
custodian, and Agent hereby accepts such appointment and agrees to act as agent and custodian, on the terms hereinafter specified.

          2.  Custody of Assets. Agent shall act as custodian of all cash,
              -----------------
securities, evidences of indebtedness and other property, including all income thereon and proceeds from the sale of maturity thereof (collectively, the "Assets"), from time to time delivered to or received by it for Owner. The Assets shall be held in the appropriate account or accounts as may be established from time to time upon Owner's written request and shall be segregated at all times (except for cash and Assets held in book-entry form) from the securities and property of any other person or entity.

          3.  Assets Held in Securities Depository or Book-Entry System. As used
              ---------------------------------------------------------
herein, the term "Assets" shall also include all securities held on behalf of Owner in The Depository Trust Company ("DTC") and registered in the account of Agent or Agent's subagent or subcustodian with DTC or Cede & Co., as its nominee, and all securities held on behalf of Owner in The Participant Trust Company ("PTC") and registered in the account of Agent or Agent's subagent or subcustodian in such book-entry system, and all securities held on behalf of Owner, in the Federal Reserve/Treasury book-entry system and registered in the account of Agent or Agent's subagent or subcustodian in such book-entry system, provided that, in either case, Agent shall provide Owner with the name of any
--------
such subagent or subcustodian promptly following any appointment thereof hereunder and shall at all times be fully responsible for all actions or omissions of any such subagent or subcustodian to the same extent as if such actions or omissions where those of Agent.

          4.  Registration of Assets. All Assets which are in registered form
              ----------------------
shall, unless Agent is otherwise Instructed (as hereafter defined) in writing, be registered in accordance with paragraph 3 above or in the name of Agent or Agent's subagent or subcustodian or nominees thereof, provided that Agent shall
                                                      --------
provide Owner with the name of any such subagent or subcustodian or nominee promptly following any appointment thereof hereunder and shall at all times be fully responsible for all actions or omissions of any such subagent or subcustodian or nominee to the same extent as if such actions or omissions were those of Agent. For purposes of this Agreement, the term "Nominees" shall refer to Agent and such other entities or persons in whose name(s) Assets may be registered in accordance herewith.

          5.  Reports. Agent shall forward or cause to be forwarded to Owner any
              -------
financial reports, proxy statements, tender offers or other materials received by it with respect to Assets registered in the name of the Nominees. Agent shall promptly forward or cause to be forwarded to Owner all proxies with respect to such Assets executed in blank by the appropriate Nominees together with all pertinent information and documents received by Agent in connection with such proxies.

          6.  Income of Assets. (a) Agent shall take all steps necessary to
              ----------------
collect the dividends, interest and other income on the Assets and shall credit said income on payable date to the appropriate account designated by Owner from time to time in Clearinghouse or Available Funds as determined by the Assets. All income credited to Owner's account shall be promptly reinvested or distributed to Owner in accordance with Owner's Instructions given from time to time.

              (b) Unless otherwise Instructed in writing, Agent shall retain in the appropriate account of Owner any stock dividends, subscription rights and other non-cash distributions on the Assets, or the proceeds from the sale of any distributions. Agent shall notify Owner upon the receipt of any such non-cash item.

              (c) Agent or its Nominee is hereby authorized to sign any declarations, endorsements, affidavits, certificates of ownership or other documents which may be required with respect to all coupons, registered interest, dividends or other income on the Assets.

          7.  Purchases and Sales of Assets. (a) Agent shall promptly effect
              -----------------------------
purchases and sales of the Assets in accordance with Owner's Instructions from time to time and shall take all steps necessary to collect the proceeds of any Assets which are sold, redeemed or which have matured and shall promptly deposit or withdraw said proceeds in Clearinghouse or Available Funds as determined by the Assets in the appropriate account designated by Fund from time to time, provided that agent shall not be responsible for the collection of Assets called
--------
for redemption or otherwise payable (other than by reason of sale or other disposition by Agent) unless notice thereof is published in a national financial reporting services Agent subscribes, including but not limited to, Financial Information Services, JJ Kenney, or Wall Street Journal or notice is otherwise received by Agent. Agent shall not be under any duty to advise or recommend any sales or purchases of Assets for Owner's account.

              (b) Agent shall effect the Corporate Actions in accordance with the Owner's Instructions and shall take all steps necessary to collect the proceeds in Cash and/or assets resulting from any Corporate Action as long as notice of such Corporate Action is published in the national reporting services described above.

              (c) Agent shall not be under any duty to advise or recommend any sales, or purchases of assets or response to Corporate Actions notifications for Owner's account.

          8.  Limitation of Liability; Responsibilities. (a) Agent shall not be
              -----------------------------------------
liable for any loss or damage suffered by Owner as the result of any act or omission of any broker or other agent engaged by Owner in effecting purchases, sales or exchanges of Assets except to the extent of any liability caused by (i) the negligence, of Agent or its subagent or subcustodian, or (ii) the failure of Agent or its subagent or subcustodian to perform any acts required in this Agreement. Agent shall not be liable for loss or damage caused either directly or indirectly by invasion by a foreign power, insurrection, riot, war, nuclear disaster, order of civil authority, unrelated to any act or omission by agent, or subagent or subcustodian, or any causes beyond its control which cannot be covered by Agent's insurance.

              (b) Agent shall not be responsible to file any tax returns or pay any taxes due in connection with the Assets held hereunder and the income therefrom.

              (c) Agent shall be under no obligation to advise the Owner of due or tender dates for those Assets which have tender options attached to, stamped on, on incorporated in the Asset itself.

          9.  Statements. Agent shall deliver to Owner no less frequently than
              ----------
monthly, a statement of all accounts maintained hereunder showing all receipts, disbursements and other transactions affecting the Assets during the preceding month and a statement of the cost and market value of each of the Assets at the end of the preceding month. The scope, content and frequency of the statements required hereunder may be changed from time to time upon the mutual written agreement of the parties hereto.

          10.  Other Acquisitions. Owner authorizes Agent to act, and Agent
               ------------------
agrees that it shall act for Owner from time to time, in the acceptance of the delivery from a fiduciary or a donor to the Owner of securities, cash or other property. Upon delivery to it of securities, cash or other property to be credited to Owner's account, whether as the result of a purchase or distribution of a bequest or gift, Agent shall promptly notify Owner and issue to it a receipt setting forth an accurate description of each item received, together with the face value thereof in the case of an evidence of indebtedness and the number of shares in the case of stock.

          11.  Withdrawal Of Assets. (a) Any securities and evidence of
               --------------------
indebtedness included in the Assets may be withdrawn from Agent in accordance with Owner's Instructions; provided; however that except as provided below, such Instructions shall direct that the delivery of any such securities and evidences of indebtedness by Agent shall be made only to (i) a bank or trust company or its nominee, (ii) a broker or its nominee, (iii) the DTC or its nominee, (iv) the PTC, or its nominee, (v) The Federal Reserve, or (vi) in the case of commercial paper, to the obligor upon payment. In the event the Instructions direct the delivery of Assets to any person or entity other than as set forth above, such Instructions shall be in writing by the Owner or otherwise be authorized pursuant to a resolution duly adopted by the Owner and provided to agent in accordance with paragraph 14(c) below.

              (b) Upon receipt of such Instructions and subject to the terms and conditions thereof, Agent shall deliver the items specified therein to the person or entity designated and shall obtain a proper receipt therefor.

              (c) In connection with the sale of any Assets, Agent shall make delivery of such Assets only against payment therefor in federal funds or by certified or bank cashier's check, provided that, consistent with customary
                                   --------
practice at the place of delivery, Agent may (i) make delivery for inspection prior to sale at buyer's location, upon delivery to Agent of a proper receipt therefor, to a member of a registered national securities exchange or bank or trust company, and (ii) may accept as payment for such delivered assets an uncertified check of such an entity. In no event shall Agent be liable hereunder for not delivering Assets in accordance with Owner's Instructions where such delivery is withheld by reason of the purchaser's inability or unwillingness to make a payment therefor in federal funds or by certified or bank cashier's check or as otherwise provided in this paragraph 11(c).

              (d) Any cash included in the Assets may be withdrawn from Agent in accordance with the Owner's Instructions, provided, however, that subject to a transfer or other disposition of securities by bookkeeping entry in connection with Agent's participation (through its agent) in DTC, PTC, or the Federal Reserve/Treasury book-entry system, Agent shall make payments of cash to, or from the account of, Owner only (i) upon the purchase of securities or other Assets and delivery of such securities or other Assets to Agent in proper form for transfer; (ii) to Owner's account with First Union National Bank or with such other bank as Owner may designate by written Instructions from time to time; (iii) for the payment of Agent's expenses and fees authorized with this Agreement; and (iv) for payments in connection with the conversion, exchange or surrender of securities included in the Assets. In making any cash payments, Agent shall receive written Instructions authorized by the Owner.

              (e) Agent shall promptly notify the Owner of all withdrawals from or deliveries to Bank for Owner's account hereunder.

          12. Advancement of Funds. If at any time the Owner has a negative
              --------------------
cash balance, Agent shall be deemed to have made an advance to Owner in the amount of such negative cash balance. To secure any such advance, the Owner hereby grants to Agent a continuing lien upon and security interest in all Investments (as hereinafter defined) which are (a) held in, evidenced by or identified with the Account, or (b) otherwise held by Agent in custody for the Owner or held by Agent or any third party in the name of Agent on behalf of the Owner. As used in the preceding sentence the term "Investments" means instruments and securities (whether in certificated, book entry or uncertificated form), deposit accounts, other investments, however classified under applicable law, and all proceeds of all of the foregoing. Said lien and security interest is in addition to any right of setoff which Agent may have.

          13. Indemnity. With respect to any Assets received by Agent and
              ---------
registered in the name of Agent or Agent's subagent or subcustodian or nominee or held on behalf of Owner in DTC, PTC, or the Federal Reserve/Treasury book-entry system, Agent shall be fully responsible and liable for and shall indemnify and hold Owner harmless against any loss, damage or expense (including attorney's fees and amounts paid with Agent's consent in settlement of any claim or action) which Owner may sustain resulting from (i) any act of Agent, its subagent or subcustodian or nominee, or any employee or other agent of any of them which has not been authorized hereunder, or (ii) any failure by Agent, or its subagent or subcustodian or nominee to perform any of its obligations under this Agreement. Except with respect to the extent same may result, directly or indirectly from any negligent act or omission or willful misconduct of Agent, its subagent or subcustodian or nominee, or any employee or other agent of any of them or any failure of Agent or its subagent or subcustodian or nominee, to perform any of Agent's obligations under this Agreement, Owner shall indemnify and hold Agent or any subagent, subcustodian or nominee harmless against any liability, loss, damage or expense (including attorney's fees and amounts paid with Owner's consent, in settlement of any claim or action) with Agent or any subagent, subcustodian or nominee may sustain resulting from its performance in accordance with this Agreement.

          14. Instructions, Notices and Authorized Persons.
              --------------------------------------------

              (a) As used in this Agreement, the term "Instructions" or "Instructed" means a request or order given or delivered to Agent by the Owner. Unless specifically required herein to be in writing, Instructions shall be promptly confirmed in writing. Failure to provide a written confirmation of oral Instructions shall not invalidate any such Instructions.

              (b) Any notices, confirmations and receipts required hereunder to be delivered by Agent to Owner, unless otherwise specifically provided, shall be delivered by Agent to the Owner. The Owner shall certify to Agent, as required, the names of the persons who, from time to time, shall have been duly appointed to act as Owner.

              (c) Owner will from time to time file with Agent a certified copy of a corporate resolution or similar document as appropriate authorizing person or persons to give proper instructions and specifying the class of instructions that may be given by each person to Agent under this Agreement.

              (d) Agent may rely and shall be protected in acting upon any oral or written (including telegraph and other mechanical) instructions, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper or document reasonably believed by it to be genuine and to have been signed forwarded or presented by Owner or designee.

          15. Audit of Account. Owner, or its designated representative, shall
              ----------------
have at all reasonable times free access to the books and records of Agent relating to the accounts created by or pursuant to its Agreement for the purpose of audit, or otherwise, and to the Assets held by Agent hereunder and its records relating to Agent's or its subagents' or subcustodians' accounts with DTC, PTC and the Federal Reserve/Treasury book-entry system or otherwise on behalf of Owner for the purpose of examination.

          16. Fees and Expenses. Agent shall notify Owner of any changes and
              -----------------
out-of-pocket expenses in connection with the performance of its duties hereunder and Owner shall pay Agent all prior charges and expenses of Agent and its Nominee. Agent's compensation for its services hereunder shall be charged at the rate agreed upon in Addendum A. There may not be any change to this Addendum unless mutually agreed upon in writing by the Owner and the custodian.

          17. Amendments or Termination. This Agreement contains the entire
              -------------------------
understanding between the Owner and the Agent concerning the subject matter of this Agreement, supersedes all other Custody Agreements of dates previous and may be amended only in writing signed by both parties. No term or provision of this Agreement may be modified or waived unless in writing and signed by the party against whom such waiver or modification is sought to enforce. Either parties' failure to insist at any time upon strict compliance with this Agreement or with any of the terms hereunder, or any continued course of such conduct on the part of either party shall in no event constitute or be considered a waiver by either party of any of its rights hereunder. This Agreement may be terminated at any time provided such effective time shall be not less than 60 days and not more than 90 days from the date of written notice of termination.

          18. Governing Law. This agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the Commonwealth of Pennsylvania.


Accepted:

Attest:                            Vanguard Variable Insurance Fund Mid-Cap
                                   Index

By:                                By: /s/ Karen E. West
   ------------------------           -------------------------------

                                   Date:  11/11/98
                                        -----------------------------



                                   First Union National Bank

By: [SIGNATURE APPEARS HERE]       By: /s/  Paul T. Cahill
   --------------------------         -------------------------------

                                   Date:  10/30/98
                                        -----------------------------

                               CUSTODY AGREEMENT


This Agreement made this 30th day of October, 1998 between VANGUARD VARIABLE
                         ----        -------               -----------------
INSURANCE FUND REIT INDEX (herein after called "Owner") and FIRST UNION NATIONAL
-------------------------                                   --------------------
BANK (hereinafter called "Agent").
----

                                  WITNESSETH

          1.  Appointment of Agent. Owner hereby appoints Agent as its agent and
              --------------------
custodian, and Agent hereby accepts such appointment and agrees to act as agent and custodian, on the terms hereinafter specified.

          2.  Custody of Assets. Agent shall act as custodian of all cash,
              -----------------
securities, evidences of indebtedness and other property, including all income thereon and proceeds from the sale of maturity thereof (collectively, the "Assets") from time to time delivered to or received by it for Owner. The Assets shall be held in the appropriate account or accounts as may be established from time to time upon Owner's written request and shall be segregated at all times (except for cash and Assets held in book-entry form) from the securities and property of any other person or entity.

          3.  Assets Held in Securities Depository or Book-Entry System. As used
              ---------------------------------------------------------
herein, the term "Assets" shall also include all securities held on behalf of Owner in The Depository Trust Company ("DTC") and registered in the account of Agent or Agent's subagent or subcustodian with DTC or Cede & Co., as its nominee, and all securities held on behalf of Owner in The Participant Trust Company ("PTC") and registered in the account of Agent or Agent's subagent or subcustodian in such book-entry system, and all securities held on behalf of Owner, in the Federal Reserve/Treasury book-entry system and registered in the account of Agent or Agent's subagent or subcustodian in such book-entry system, provided that, in either case, Agent shall provide Owner with the name of any
--------
such subagent or subcustodian promptly following any appointment thereof hereunder and shall at all times be fully responsible for all actions or omissions of any such subagent or subcustodian to the same extent as if such actions or omissions where those of Agent.

          4.  Registration of Assets. All assets which are in registered form
              ----------------------
shall, unless Agent is otherwise Instructed (as hereafter defined) in writing, be registered in accordance with paragraph 3 above or in the name of Agent or Agent's subagent or subcustodian or nominees thereof, provided that Agent shall
                                                      --------
provide Owner with the name of any such subagent or subcustodian or nominee promptly following any appointment thereof hereunder and shall at all times be fully responsible for all actions or omissions of any such subagent or subcustodian or nominee to the same extent as if such actions or omissions were those of Agent. For purposes of this Agreement, the term "Nominees" shall refer to Agent and such other entities or persons in whose name(s) Assets may be registered in accordance herewith.

          5.  Reports. Agent shall forward or cause to be forwarded to Owner any
              -------
financial reports, proxy statements, tender offers or other materials received by it with respect to Assets registered in the name of the Nominees. Agent shall promptly forward or cause to be forwarded to Owner all proxies with respect to such Assets executed in blank by the appropriate Nominees together with all pertinent information and documents received by Agent in connection with such proxies.

          6.  Income Of Assets. (a) Agent shall take all steps necessary to
              ----------------
collect the dividends, interest and other income on the Assets and shall credit said income on payable date to the appropriate account designated by Owner from time to time in Clearinghouse or Available Funds as determined by the Assets. All income credited to Owner's account shall be promptly reinvested or distributed to Owner in accordance with Owner's Instructions given from time to time.

              (b) Unless otherwise Instructed in writing, Agent shall retain in the appropriate account of Owner any stock dividends, subscription rights and other non-cash distributions on the Assets, or the proceeds from the sale of any distributions. Agent shall notify Owner upon the receipt of any such non-cash item.

              (c) Agent or its Nominee is hereby authorized to sign any declarations, endorsements, affidavits, certificates of ownership or other documents which may be required with respect to all coupons, registered interest, dividends or other income on the Assets.

          7.  Purchases and Sales of Assets. (a) Agent shall promptly effect
              -----------------------------
purchases and sales of the Assets in accordance with Owner's Instructions from time to time and shall take all steps necessary to collect the proceeds of any Assets which are sold, redeemed or which have matured and shall promptly deposit or withdraw said proceeds in Clearinghouse or Available Funds as determined by the Assets in the appropriate account designated by Fund from time to time, provided that agent shall not be responsible for the collection of Assets called
--------
for redemption or otherwise payable (other than by reason of sale or other disposition by Agent) unless notice thereof is published in a national financial reporting services Agent subscribes, including but not limited to, Financial Information Services, JJ Kenney, or Wall Street Journal or notice is otherwise received by Agent. Agent shall not be under any duty to advise or recommend any sales or purchases of Assets for Owner's account.

              (b) Agent shall effect the Corporate Actions in accordance with the Owner's Instructions and shall take all steps necessary to collect the proceeds in Cash and/or assets resulting from any Corporate Action as long as notice of such Corporate Action is published in the national reporting services described above.

              (c) Agent shall not be under any duty to advise or recommend any sales, or purchases of assets or response to Corporate Actions notifications for Owner's account.

          8.  Limitation of Liability; Responsibilities. (a) Agent shall not be
              -----------------------------------------
liable for any loss or damage suffered by Owner as the result of any act or omission of any broker or other agent engaged by Owner in effecting purchases, sales or exchanges of Assets except to the extent of any liability caused by (i) the negligence, of Agent or its subagent or subcustodian, or (ii) the failure of Agent or its subagent or subcustodian to perform any acts required in this Agreement. Agent shall not be liable for loss or damage caused either directly or indirectly by invasion by a foreign power, insurrection, riot, war, nuclear disaster, order of civil authority, unrelated to any act or omission by agent, or subagent or subcustodian, or any causes beyond its control which cannot be covered by Agent's insurance.

              (b) Agent shall not be responsible to file any tax returns or pay any taxes due in connection with the Assets held hereunder and the income therefrom.

              (c) Agent shall be under no obligation to advise the Owner of due or tender dates for those Assets which have tender options attached to, stamped on, or incorporated in the Asset itself.

          9.  Statements. Agent shall deliver to Owner no less frequently than
              ----------
monthly, a statement of all accounts maintained hereunder showing all receipts, disbursements and other transactions affecting the Assets during the preceding month and a statement of the cost and market value of each of the Assets at the end of the preceding month. The scope, content and frequency of the statements required hereunder may be changed from time to time upon the mutual written agreement of the parties hereto.

          10. Other Acquisitions. Owner authorizes Agent to act, and Agent
              ------------------
agrees that it shall act for Owner from time to time, in the acceptance of the delivery from a fiduciary or a donor to the Owner of securities, cash or other property. Upon delivery to it of securities, cash or other property to be credited to Owner's account, whether as the result of a purchase or distribution of a bequest or gift, Agent shall promptly notify Owner and issue to it a receipt setting forth an accurate description of each item received, together with the face value thereof in the case of an evidence of indebtedness and the number of shares in the case of stock.

          11. Withdrawal of Assets. (a) Any securities and evidence of
              --------------------
indebtedness included in the Assets may be withdrawn from Agent in accordance with Owner's Instructions; provided; however that except as provided below, such Instructions shall direct that the delivery of any such securities and evidences of indebtedness by Agent shall be made only to (i) a bank or trust company or its nominee, (ii) a broker or its nominee, (iii) the DTC or its nominee, (iv) the PTC, or its nominee, (v) The Federal Reserve, or (vi) in the case of commercial paper, to the obligor upon payment. In the event the Instructions direct the delivery of Assets to any person or entity other than as set forth above, such instructions shall be in writing by the Owner or otherwise be authorized pursuant to a resolution duly adopted by the Owner and provided to agent in accordance with paragraph 14(c) below.

              (b) Upon receipt of such Instructions and subject to the terms and conditions thereof, Agent shall deliver the items specified therein to the person or entity designated and shall obtain a proper receipt therefor.

              (c) In connection with the sale of any Assets, Agent shall make delivery of such Assets only against payment therefor in federal funds or by certified or bank cashier's check, provided that, consistent with customary
                                   --------
practice at the place of delivery, Agent may (i) make delivery for inspection prior to sale at buyer's location, upon delivery to Agent of a proper receipt therefor, to a member of a registered national securities exchange or bank or trust company, and (ii) may accept as payment for such delivered assets an uncertified check of such an entity. In no event shall Agent be liable hereunder for not delivering Assets in accordance with Owner's Instructions where such delivery is withheld by reason of the purchaser's inability or unwillingness to make a payment therefor in federal funds or by certified or bank cashier's check or as otherwise provided in this paragraph 11(c).

              (d) Any cash included in the Assets may be withdrawn from Agent in accordance with the Owner's Instructions, provided, however, that subject to a transfer or other disposition of securities by bookkeeping entry in connection with Agent's participation (through its agent) in DTC, PTC, or the Federal Reserve/Treasury book-entry system, Agent shall make payments of cash to, or from the account of, Owner only (i) upon the purchase of securities or other Assets and delivery of such securities or other Assets to Agent in proper form for transfer; (ii) to Owner's account with First Union National Bank or with such other bank as Owner may designate by written Instructions from time to time; (iii) for the payment of Agent's expenses and fees authorized with this Agreement; and (iv) for payments in connection with the conversion, exchange or surrender of securities included in the Assets. In making any cash payments, Agent shall receive written instructions authorized by the Owner.

              (e) Agent shall promptly notify the Owner of all withdrawals from or deliveries to Bank for Owner's account hereunder.

          12.  Advancement of Funds. If at any time the Owner has a negative
               --------------------
cash balance, Agent shall be deemed to have made an advance to Owner in the amount of such negative cash balance. To secure any such advance, the Owner hereby grants to Agent a continuing lien upon and security interest in all Investments (as hereinafter defined) which are (a) held in, evidenced by or identified with the Account, or (b) otherwise held by Agent in custody for the Owner or held by Agent or any third party in the name of Agent on behalf of the Owner. As used in the preceding sentence the term "Investments" means instruments and securities (whether in certificated, book entry or uncertificated form), deposit accounts, other investments, however classified under applicable law, and all proceeds of all of the foregoing. Said lien and security interest is in addition to any right of setoff which Agent may have.

          13.  Indemnity. With respect to any Assets received by Agent and
               ---------
registered in the name of Agent or Agent's subagent or subcustodian or nominee or held on behalf of Owner in DTC, PTC, or the Federal Reserve/Treasury book-entry system, Agent shall be fully responsible and liable for and shall indemnify and hold Owner harmless against any loss, damage or expense (including attorney's fees and amounts paid with Agent's consent in settlement of any claim or action) which Owner may sustain resulting from (i) any act of Agent, its subagent or subcustodian or nominee, or any employee or other agent of any of them which has not been authorized hereunder, or (ii) any failure by Agent, or its subagent or subcustodian or nominee to perform any of its obligations under this Agreement. Except with respect to the extent same may result, directly or indirectly from any negligent act or omission or willful misconduct of Agent, its subagent or subcustodian or nominee, or any employee or other agent of any of them or any failure of Agent or its subagent or subcustodian or nominee, to perform any of Agent's obligations under this Agreement, Owner shall indemnify and hold Agent or any subagent, subcustodian or nominee harmless against any liability, loss, damage or expense (including attorney's fees and amounts paid, with Owner's consent, in settlement of any claim or action) with Agent or any subagent, subcustodian or nominee may sustain resulting from its performance in accordance with this Agreement.

          14.  Instructions, Notices and Authorized Persons.
               --------------------------------------------

               (a) As used in this Agreement, the term "Instructions" or "Instructed" means a request or order given or delivered to Agent by the Owner. Unless specifically required herein to be in writing, Instructions shall be promptly confirmed in writing. Failure to provide a written confirmation of oral Instructions shall not invalidate any such Instructions.

               (b) Any notices, confirmations and receipts required hereunder to be delivered by Agent to Owner, unless otherwise specifically provided, shall be delivered by Agent to the Owner. The Owner shall certify to Agent, as required, the names of the persons who, from time to time, shall have been duly appointed to act as Owner.

               (c) Owner will from time to time file with Agent a certified copy of a corporate resolution or similar document as appropriate authorizing person or persons to give proper instructions and specifying the class of instructions that may be given by each person to Agent under this Agreement.

               (d) Agent may rely and shall be protected in acting upon any oral or written (including telegraph and other mechanical) instructions, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper or document reasonably believed by it to be genuine and to have been signed forwarded or presented by Owner or designee.

          15.  Audit of Account. Owner, or its designated representative, shall
               ----------------
have at all reasonable times free access to the books and records of Agent relating to the accounts created by or pursuant to its Agreement for the purpose of audit, or otherwise, and to the Assets held by Agent hereunder and its records relating to Agent's or its subagents' or subcustodians' accounts with DTC, PTC and the Federal Reserve/Treasury book-entry system or otherwise on behalf of Owner for the purpose of examination.

          16.  Fees And Expenses. Agent shall notify Owner of any changes and
               -----------------
out-of-pocket expenses in connection with the performance of its duties hereunder and Owner shall pay Agent all prior charges and expenses of Agent and its Nominee. Agent's compensation for its services hereunder shall be charged at the rate agreed upon in Addendum A. There may not be any change to this Addendum unless mutually agreed upon in writing by the Owner and the custodian.

          17.  Amendments or Termination. This agreement contains the entire
               -------------------------
understanding between the Owner and the Agent concerning the subject matter of this Agreement, supersedes all other Custody Agreements of dates previous and may be amended only in writing signed by both parties. No term or provision of this Agreement may be modified or waived unless in writing and signed by the party against whom such waiver or modification is sought to enforce. Either parties' failure to insist at any time upon strict compliance with this Agreement or with any of the terms hereunder, or any continued course of such conduct on the part of either party shall in no event constitute or be considered a waiver by either party of any of its rights hereunder. This Agreement may be terminated at any time provided such effective time shall be not less than 60 days and not more than 90 days from the date of written notice of termination.

          18.  Governing Law. This agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the Commonwealth of Pennsylvania.



Accepted:

Attest:                             Vanguard Variable Insurance Fund REIT Index



By:                                 By: /s/ Karen E. West
   -------------------------           -------------------------------


                                    Date: 11/11/98
                                         -----------------------------



                                    First Union National Bank


By:[SIGNATURE APPEARS HERE]         By: /s/ Paul T. Cahill
   -------------------------           -------------------------------


                                    Date: 10/30/98
                                         -----------------------------

                               CUSTODY AGREEMENT



This Agreement made this 30th day of October, 1998 between VANGUARD VARIABLE
                         ----        -------               -----------------
INSURANCE FUND SHORT-TERM CORPORATE (hereinafter called "Owner") and FIRST
------------------------------------                                  -----
UNION NATIONAL BANK (hereinafter called "Agent").
-------------------

                                  WITNESSETH

          1.  Appointment of Agent. Owner hereby appoints Agent as its agent and
              --------------------
custodian, and Agent hereby accepts such appointment and agrees to act as agent and custodian, on the terms hereinafter specified.


          2.  Custody of Assets. Agent shall act as custodian of all cash,
              -----------------
securities, evidences of indebtedness and other property, including all income thereon and proceeds from the sale of maturity thereof (collectively, the "Assets"), from time to time delivered to or received by it for Owner. The Assets shall be held in the appropriate account or accounts as may be established from time to time upon Owner's written request and shall be segregated at all times (except for cash and Assets held in book-entry form) from the securities and property of any other person or entity.

          3.  Assets Held in Securities Depository or Book-Entry System. As used
              ---------------------------------------------------------
herein, the term "Assets" shall also include all securities held on behalf of Owner in The Depository Trust Company ("DTC") and registered in the account of Agent or Agent's subagent or subcustodian with DTC or Cede & Co., as its nominee, and all securities held on behalf of Owner in The Participant Trust Company ("PTC") and registered in the account of Agent or Agent's subagent or subcustodian in such book-entry system, and all securities held on behalf of Owner, in the Federal Reserve/Treasury book-entry system and registered in the account of Agent or Agent's subagent or subcustodian in such book-entry system, provided that, in either case, Agent shall provide Owner with the name of any
--------
such subagent or subcustodian promptly following any appointment thereof hereunder and shall at all times be fully responsible for all actions or omissions of any such subagent or subcustodian to the same extent as if such actions or omissions where those of Agent.

          4.  Registration of Assets. All Assets which are in registered form
              ----------------------
shall, unless Agent is otherwise Instructed (as hereafter defined) in writing, be registered in accordance with paragraph 3 above or in the name of Agent or Agent's subagent or subcustodian or nominees thereof, provided that Agent shall
                                                      --------
provide Owner with the name of any such subagent or subcustodian or nominee promptly following any appointment thereof hereunder and shall at all times be fully responsible for all actions or omissions of any such subagent or subcustodian or nominee to the same extent as if such actions or omissions were those of Agent. For purposes of this Agreement, the term "Nominees" shall refer to Agent and such other entities or persons in whose name(s) Assets may be registered in accordance herewith.

          5.  Reports. Agent shall forward or cause to be forwarded to owner any
              -------
financial reports, proxy statements, tender offers or other materials received by it with respect to Assets registered in the name of the Nominees. Agent shall promptly forward or cause to be forwarded to Owner all proxies with respect to such Assets executed in blank by the appropriate Nominees together with all pertinent information and documents received by Agent in connection with such proxies.

          6.  Income of Assets. (a) Agent shall take all steps necessary to
              ----------------
collect the dividends, interest and other income on the Assets and shall credit said income on payable date to the appropriate account designated by Owner from time to time in Clearinghouse or Available Funds as determined by the Assets. All income credited to Owner's account shall be promptly reinvested or distributed to Owner in accordance with Owner's Instructions given from time to time.

              (b) Unless otherwise Instructed in writing, Agent shall retain in the appropriate account of Owner any stock dividends, subscription rights and other non-cash distributions on the Assets, or the proceeds from the sale of any distributions. Agent shall notify Owner upon the receipt of any such non-cash item.

              (c) Agent or its Nominee is hereby authorized to sign any declarations, endorsements, affidavits, certificates of ownership or other documents which may be required with respect to all coupons, registered interest, dividends or other income on the Assets.

          7.  Purchases and Sales of Assets. (a) Agent shall promptly effect
              -----------------------------
purchases and sales of the Assets in accordance with Owner's Instructions from time to time and shall take all steps necessary to collect the proceeds of any Assets which are sold, redeemed or which have matured and shall promptly deposit or withdraw said proceeds in Clearinghouse or Available Funds as determined by the Assets in the appropriate account designated by Fund from time to time, provided that agent shall not be responsible for the collection of Assets called
--------
for redemption or otherwise payable (other than by reason of sale or other disposition by Agent) unless notice thereof is published in a national financial reporting services Agent subscribes, including but not limited to, Financial Information Services, JJ Kenney, or Wall Street Journal or notice is otherwise received by Agent. Agent shall not be under any duty to advise or recommend any sales or purchases of Assets for Owner's account.

              (b) Agent shall effect the Corporate Actions in accordance with the Owner's Instructions and shall take all steps necessary to collect the proceeds in Cash and/or assets resulting from any Corporate Action as long as notice of such Corporate Action is published in the national reporting services described above.

              (c) Agent shall not be under any duty to advise or recommend any sales, or purchases of assets or response to Corporate Actions notifications for Owner's account.

          8.  Limitation of Liability; Responsibilities. (a) Agent shall not be
              -----------------------------------------
liable for any loss or damage suffered by Owner as the result of any act or omission of any broker or other agent engaged by Owner in effecting purchases, sales or exchanges of Assets except to the extent of any liability caused by (i) the negligence, of Agent or its subagent or subcustodian, or (ii) the failure of Agent or its subagent or subcustodian to perform any acts required in this Agreement. Agent shall not be liable for loss or damage caused either directly or indirectly by invasion by a foreign power, insurrection, riot, war, nuclear disaster, order of civil authority, unrelated to any act or omission by agent, or subagent or subcustodian, or any causes beyond its control which cannot be covered by Agent's insurance.

              (b) Agent shall not be responsible to file any tax returns or pay any taxes due in connection with the Assets held hereunder and the income therefrom.

              (c) Agent shall be under no obligation to advise the Owner of due or tender dates for those Assets which have tender options attached to, stamped on, or incorporated in the Asset itself.

          9.  Statements. Agent shall deliver to Owner no less frequently than
              ----------
monthly, a statement of all accounts maintained hereunder showing all receipts, disbursements and other transactions affecting the Assets during the preceding month and a statement of the cost and market value of each of the Assets at the end of the preceding month. The scope, content and frequency of the statements required hereunder may be changed from time to time upon the mutual written agreement of the parties hereto.

          10. Other Acquisitions. Owner authorizes Agent to act, and Agent
              ------------------
agrees that it shall act for Owner from time to time, in the acceptance of the delivery from a fiduciary or a donor to the Owner of securities, cash or other property. Upon delivery to it of securities, cash or other property to be credited to Owner's account, whether as the result of a purchase or distribution of a bequest or gift, Agent shall promptly notify Owner and issue to it a receipt setting forth an accurate description of each item received, together with the face value thereof in the case of an evidence of indebtedness and the number of shares in the case of stock.

          11. Withdrawal of Assets (a) Any securities and evidence of
              --------------------
indebtedness included in the Assets may be withdrawn from Agent in accordance with Owner's Instructions; provided; however that except as provided below, such Instructions shall direct that the delivery of any such securities and evidences of indebtedness by Agent shall be made only to (i) a bank or trust company or its nominee, (ii) a broker or its nominee, (iii) the DTC or its nominee, (iv) the PTC, or its nominee, (v) The Federal Reserve, or (vi) in the case of commercial paper, to the obligor upon payment. In the event the Instructions direct the delivery of Assets to any person or entity other than as set forth above, such Instructions shall be in writing by the Owner or otherwise be authorized pursuant to a resolution duly adopted by the Owner and provided to agent in accordance with paragraph 14(c) below.

              (b) Upon receipt of such Instructions and subject to the terms and conditions thereof, Agent shall deliver the items specified therein to the person or entity designated and shall obtain a proper receipt therefor.

              (c) In connection with the sale of any Assets, Agent shall make delivery of such Assets only against payment therefor in federal funds or by certified or bank cashier's check, provided that, consistent with customary
                                   --------
practice at the place of delivery, Agent may (i) make delivery for inspection prior to sale at buyer's location, upon delivery to Agent of a proper receipt therefor, to a member of a registered national securities exchange or bank or trust company, and (ii) may accept as payment for such delivered assets an uncertified check of such an entity. In no event shall Agent be liable hereunder for not delivering Assets in accordance with Owner's Instructions where such delivery is withheld by reason of the purchaser's inability or unwillingness to make a payment therefor in federal funds or by certified or bank cashier's check or as otherwise provided in this paragraph 11(c).

              (d) Any cash included in the Assets may be withdrawn from Agent in accordance with the Owner's instructions, provided, however, that subject to a transfer or other disposition of securities by bookkeeping entry in connection with Agent's participation (through its agent) in DTC, PTC, or the Federal Reserve/Treasury book-entry system, Agent shall make payments of cash to, or from the account of, Owner only (i) upon the purchase of securities or other Assets and delivery of such securities or other Assets to Agent in proper form for transfer; (ii) to Owner's account with First Union National Bank or with such other bank as Owner may designate by written Instructions from time to time; (iii) for the payment of Agent's expenses and fees authorized with this Agreement; and (iv) for payments in connection with the conversion, exchange or surrender of securities included in the Assets. In making any cash payments, Agent shall receive written Instructions authorized by the Owner.

              (e) Agent shall promptly notify the Owner of all withdrawals from or deliveries to Bank for Owner's account hereunder.

          12. Advancement of Funds. If at any time the Owner has a negative
              --------------------
cash balance, Agent shall be deemed to have made an advance to Owner in the amount of such negative cash balance. To secure any such advance, the Owner hereby grants to Agent a continuing lien upon and security interest in all Investments (as hereinafter defined) which are (a) held in, evidenced by or identified with the Account, or (b) otherwise held by Agent in custody for the Owner or held by Agent or any third party in the name of Agent on behalf of the Owner. As used in the preceding sentence the term "Investments" means instruments and securities (whether in certificated, book entry or uncertificated form), deposit accounts, other investments, however classified under applicable law, and all proceeds of all of the foregoing. Said lien and security interest is in addition to any right of setoff which Agent may have.

          13. Indemnity. With respect to any Assets received by Agent and
              ---------
registered in the name of Agent or Agent's subagent or subcustodian or nominee or held on behalf of Owner in DTC, PTC, or the Federal Reserve/Treasury book-entry system, Agent shall be fully responsible and liable for and shall indemnify and hold Owner harmless against any loss, damage or expense (including attorney's fees and amounts paid with Agent's consent in settlement of any claim or action) which Owner may sustain resulting from (i) any act of Agent, its subagent or subcustodian or nominee, or any employee or other agent of any of them which has not been authorized hereunder, or (ii) any failure by Agent, or its subagent or subcustodian or nominee to perform any of its obligations under this Agreement. Except with respect to the extent same may result, directly or indirectly from any negligent act or omission or willful misconduct of Agent, its subagent or subcustodian or nominee, or any employee or other agent of any of them or any failure of Agent or its subagent or subcustodian or nominee, to perform any of Agent's obligations under this Agreement, Owner shall indemnify and hold Agent or any subagent, subcustodian or nominee harmless against any liability, loss, damage or expense (including attorney's fees and amounts paid, with Owner's consent, in settlement of any claim or action) with Agent or any subagent, subcustodian or nominee may sustain resulting from its performance in accordance with this Agreement.

          14. Instructions. Notices and Authorized Persons.
              --------------------------------------------

              (a) As used in this Agreement, the term "Instructions" or "Instructed" means a request or order given or delivered to Agent by the Owner. Unless specifically required herein to be in writing, Instructions shall be promptly confirmed in writing. Failure to provide a written confirmation of oral Instructions shall not invalidate any such Instructions.

              (b) Any notices, confirmations and receipts required hereunder to be delivered by Agent to Owner, unless otherwise specifically provided, shall be delivered by Agent to the Owner. The Owner shall certify to Agent, as required, the names of the persons who, from time to time, shall have been duly appointed to act as Owner.

              (c) Owner will from time to time file with Agent a certified copy of a corporate resolution or similar document as appropriate authorizing person or persons to give proper instructions and specifying the class of instructions that may be given by each person to Agent under this Agreement.

              (d) Agent may rely and shall be protected in acting upon any oral or written (including telegraph and other mechanical) instructions, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper or document reasonably believed by it to be genuine and to have been signed forwarded or presented by Owner or designee.

          15. Audit of Account. Owner, or its designated representative, shall
              ----------------
have at all reasonable times free access to the books and records of Agent relating to the accounts created by or pursuant to its Agreement for the purpose of audit, or otherwise, and to the Assets held by Agent hereunder and its records relating to Agent's or its subagents' or subcustodians' accounts with DTC, PTC and the Federal Reserve/Treasury book-entry system or otherwise on behalf of Owner for the purpose of examination.

          16. Fees and Expenses. Agent shall notify Owner of any changes and
              -----------------
out-of-pocket expenses in connection with the performance of its duties hereunder and Owner shall pay Agent all prior charges and expenses of Agent and its Nominee. Agent's compensation for its services hereunder shall be charged at the rate agreed upon in Addendum A. There may not be any change to this Addendum unless mutually agreed upon in writing by the Owner and the Custodian.

          17. Amendments or Termination. This Agreement contains the entire
              -------------------------
understanding between the Owner and the Agent concerning the subject matter of this Agreement, supersedes all other Custody Agreements of dates previous and may be amended only in writing signed by both parties. No term or provision of this Agreement may be modified or waived unless in writing and signed by the party against whom such waiver or modification is sought to enforce. Either parties' failure to insist at any time upon strict compliance with this Agreement or with any of the terms hereunder, or any continued course of such conduct on the part of either party shall in no event constitute or be considered a waiver by either party of any of its rights hereunder. This Agreement may be terminated at any time provided such effective time shall be not less than 60 days and not more than 90 days from the date of written notice of termination.

          18. Governing Law. This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the Commonwealth of Pennsylvania.



Accepted:

Attest:                            Vanguard Variable Insurance Fund Short-Term
                                   Corporate

By:                                By: /s/ Karen E. West
   --------------------------         --------------------------------


                                   Date: 11/11/98
                                        ------------------------------



                                   First Union National Bank

By: [SIGNATURE APPEARS HERE]       By: Paul T. Cahill
   --------------------------         --------------------------------


                                   Date: 10/30/98
                                        ------------------------------


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